UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2002


                           LOGANSPORT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


                                     INDIANA
                 (State of other jurisdiction of incorporation)


                0-25910                                35-1945736
        (Commission File Number)             (IRS Employer Identification No.)


              723 East Broadway
                P.O. Box 569
            Logansport, Indiana                                46947
(Address of principal executive officers)                    (Zip Code)


Registrant's telephone number, including area code: (574) 722-3855

Item 5. Other Events and Regulation FD Disclosure.

     Pursuant to General Instruction F to Form 8-K, the press release issued October 3, 2002, concerning the Corporation's agreement to repurchase 73,000 shares of its outstanding common stock from two of its shareholders in a private transaction for $17.25 per share is attached hereto as Exhibit 99(1) and incorporated by reference herein. The transaction closed as provided for in that press release on October 4, 2002.


Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit 99(1) - Press Release dated October 3, 2002.

          Exhibit 99(2) - Stock Purchase and Standstill Agreement dated October 3, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           /s/ David G. Wihebrink
                                           -------------------------------------
                                           David G. Wihebrink, President and
                                           Chief Executive Officer


Dated: October 4, 2002